UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                   May 1, 2006
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                           FLORIDA 0-28331 84-1047159
            (State of Incorporation (Commission File (I.R.S. Employer
                  or organization) Number) Identification No.)

                          10400 Griffin Road, Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)


                          12535 Orange Drive, Suite 613
                              Davie, Florida 33330
          (Registrant's former address of principal executive offices)

                                 (954) 474-0224
           (Registrant's former telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition and ITEM 7.01 Regulation FD Disclosure.

On May 1, 2006, China Direct Trading Corporation (China Direct) issued a press release on projected revenues for the first quarter of fiscal year 2006. The press release is attached hereto as Exhibit 99.1.

China Direct will conduct an investor tele-conference on May 15, 2006, to discuss results of operations and financial condition for the fiscal quarter for fiscal year 2006.

The information contained in Item 7.01 of this Current Report and the attached press release in Exhibit 99.1 shall not be deemed "filed" for purposes of
Section 18 of the  Securities  Exchange Act of 1934,  as amended  (the  Exchange
Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:

EXHIBIT NUMBER                      DESCRIPTION

EXHIBIT #99.1 China Direct  Trading  Corporation  May 1, 2006 Press  Release On
              Projected First Quarter Fiscal Year 2006 Revenue Results.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CHINA DIRECT TRADING
                                   CORPORATION

         Date:    May 1, 2006


         By: /s/ Howard Ullman
         Howard Ullman, Chief
         Executive Officer and
         President and Chairman


                                  EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION

EXHIBIT #99.1 China Direct  Trading  Corporation  May 1, 2006 Press  Release On
              Projected First Quarter Fiscal Year 2006 Revenue Results.